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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

    Date of Report (Date of Earliest Event Reported):  February 20, 2007

                 CONSOLIDATED COMMUNICATIONS HOLDINGS, INC.
           (Exact name of registrant as specified in its charter)

              DELAWARE            000-51446          02-0636095
             (State of        (Commission File)     (IRS employer
           Incorporation)          Number        identification no.)



                121 South 17th Street
                  Mattoon, Illinois                   61938-3987
                (Address of principal                 (Zip code)
                 executive offices)



      Registrant's telephone number, including area code: (217) 235-3311

                               NOT APPLICABLE
        (Former name or former address, if changed since last report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   [  ] Written communications pursuant to Rule 425 under the Securities
        Act (17 CFR 230.425)

   [  ] Soliciting material pursuant to Rule 14a-12 under the Exchange
        Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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   ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF
   DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

   Employment Security Agreements
   ------------------------------

   On February 20, 2007, Consolidated Communications Holdings, Inc. (the "Company") approved entering into Employment Security Agreements (the "Agreements") with the following executive officers of the Company:
   Steven L. Childers, Robert J. Currey, Joseph R. Dively, Steven J. Shirar, C. Robert Udell, Jr., and Christopher A. Young. A complete copy of a form of the Agreements is filed with this Current Report as
   Exhibit 10.1 and incorporated herein by this reference.

   Payments under the Agreements are provided if (i) there is a change in control of the Company and (ii) within two years following the change in control, either the executive's employment is terminated by the Company without "cause" (i.e., commission of a felony, fraud, negligence in the performance of duties, or violation of the Company's code of conduct resulting in termination of employment) or the executive terminates his employment for "good reason" (i.e., reduction in salary, bonus or job responsibilities, or relocation more than 30 miles away). Change in control is defined in the Agreements and includes the acquisition of a majority of the Company's common stock, certain mergers, consolidations and asset transfers, or the election of a majority of the directors not recommended by the incumbent board.

   Change in control benefits under the Agreements generally include a lump sum cash payment equal to one year base salary and bonus, a prorata bonus for the year in which the termination occurs, and continuation of medical, dental, life insurance and similar benefits for one year. The Agreements also provide for reimbursement to the executive for any excise tax imposed on payments under the Agreements or otherwise in connection with the change in control as well as taxes imposed on such reimbursement amounts. The Agreements include covenants that prohibit the executives from competing and from soliciting Company employees for one year following a termination of employment.

   Executive Long-Term Incentive Program
   -------------------------------------

   Also on February 20, 2007, the Compensation Committee of the Board of Directors of the Company adopted the Executive Long-Term Incentive Program, which provides a methodology for determining the amount of stock awards made to senior executives under the Company's 2005 Long-Term Incentive Plan. A complete copy of the Executive Long-Term Incentive Program is filed with this Current Report as Exhibit 10.2 and incorporated herein by this reference.





   The program is intended to provide eligible executives with long-term incentive compensation at or near the 50th percentile of such compensation paid to executives holding comparable job positions at the companies within the Company's custom comparator group. Half of this value is paid to the executive in an award of restricted shares and half is paid to the executive in an award of performance shares.

   The restricted shares vest at a rate equal to 25% per year on each December 5th following the date of grant. The performance shares entitle the executive to receive an award of restricted shares in the next subsequent year if certain goals based on current year Company performance are attained. Attainment of the goals at the target levels will result in the target number of performance shares awarded as restricted shares, and attainment of the goals at above or below the target levels will result in an increased or decreased number of restricted shares awarded. The restricted shares awarded pursuant to the performance shares also vest at a rate equal to 25% per year on each December 5th following the date of grant.

   Except for the grants described in the next sentence, in determining the number of shares subject to the awards, restricted shares are valued at the fair market value of the common stock on the date of grant, and performance shares are valued by applying a discount to the fair market value of the common stock on the date of grant, which is intended to reflect the risk of attaining performance goal results at below the target levels (the discount for 2007 is 10%). The Compensation Committee expects to grant awards in March 2007, which, if granted, will be made pursuant to the program's methodology described above, except that the long-term equity incentive compensation levels and the fair market value will be based on November 2006 data (with the fair market value based on the average of the closing price of the shares for the month of November), which is the date the initial calculation of awards was determined, as contemplated by the Compensation Committee.

   ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

   (d)  Exhibits.

   Exhibit No.    Description
   -----------    -----------
   10.1           Form of Employment Security Agreement with certain of
                  the Company's executive officers.

   10.2           Executive Long-Term Incentive Program, effective as of
                  February 20, 2007.

   ______________________________________________________________________




                                 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

   Date:  February 23, 2007

                                      Consolidated Communications
                                        Holdings, Inc.



                                      By:  /s/ Steven L. Childers
                                           ------------------------------
                                           Name: Steven L. Childers
                                           Title: Chief Financial Officer





   ______________________________________________________________________


                                EXHIBIT INDEX


   Exhibit No.    Description
   -----------    -----------
   10.1           Form of Employment Security Agreement with certain of
                  the Company's executive officers.

   10.2           Executive Long-Term Incentive Program, effective as of
                  February 20, 2007.

   _____________________________________________________________________